INDEPENDENT CONTRACTOR AGREEMENT 1 This Agreement is made and entered into by Super Micro Computer, Inc. (hereinafter referred to as “the Company”) and George Kao (hereinafter referred to as “the Contractor”). The Contractor is independently engaged in the business described on Exhibit A to this Agreement. The Company and the Contractor wish to enter into an agreement under which the Contractor agrees to provide the Company with the Services described on Exhibit A to this Agreement, said Services to be provided on an independent contractor basis. Therefore, the Company and the Contractor agree as follows: 1. Effective Date Of This Agreement: This Agreement shall commence on January 1, 2026 (“Effective Date”), and shall terminate upon the completion of the Services on March 31, 2026 or sooner with a 30-day notice for termination. 2. The Services To Be Rendered: The Contractor agrees to provide the Company with the Services described on Exhibit A to this Agreement. Upon the Contractor’s completion of the Services described on Exhibit A, the Company does not have any obligation to continue to offer the Contractor new or additional opportunities to provide services to the Company. However, if the Company does offer the Contractor new or additional opportunities to provide services to the Company, and if the Contractor agrees to provide the offered new or additional services, the Contractor shall provide such new or additional services pursuant to, and on the same terms and conditions as are set forth in, this Agreement, or pursuant to the terms and conditions set forth in a subsequent written agreement between the parties which describes such new or additional services. 3. The Contractor’s Fees: The Contractor’ Fees for providing the Services shall be calculated as set forth on Exhibit A to this Agreement. a. Fees: The Contractor may earn Fees which are calculated in accordance with the Fee schedule set forth in Exhibit A to this Agreement. b. Invoices: The Contractor shall provide the Company with monthly invoices for any Fees which have been earned. The Contractor’s invoice shall identify the completed Services provided by the Contractor, or mutually agreed part thereof, for which a Fee is being charged. The Company shall pay approved invoices in accordance with its regularly established procedures for payment of vendor invoices which are scheduled on the 8th and 22nd of each month. d. Expenses: The Contractor shall be solely responsible for any and all expenses and costs of doing business or providing the Services; provided that the Company shall reimburse the Contractor for such reasonable expenses, if any, which are incurred by the Contractor in the course of providing the Services under this Agreement and that are Docusign Envelope ID: BE88A6B7-067F-486F-802F-18F1BE09018A

INDEPENDENT CONTRACTOR AGREEMENT 2 authorized in writing in advance (“the Authorized Expenses”). The Contractor shall provide the Company with an invoice for any Authorized Expenses for which the Contractor seeks reimbursement, along with appropriate supporting documentation. e. Taxes: The Company shall provide the Contractor with a Form 1099 and its State equivalent on all amounts paid by the Company to the Contractor. The Company will not deduct or withhold State, local, United States or foreign income or other taxes or make other employment tax or benefit withholdings or contributions (such as, social security, State disability insurance and unemployment insurance benefits, etc.) from the Fees paid to the Contractor. 4. Nondisclosure And Trade Secrets. The Contractor understands that the Company has spent significant time, effort, and money to develop certain confidential and proprietary information and trade secrets (defined below as “the Confidential Information”) which are maintained in confidence by the Company or which give the Company an opportunity to gain an advantage over its competitors and others who do not know of or use such information or trade secrets, and which the Company considers vital to its business and goodwill. The Contractor understands that this Confidential Information may be communicated to, learned of, produced or acquired by the Contractor in the course of the Contractor’s Services to the Company, and that any such Confidential Information has been or will be disclosed to the Contractor in trust, and that the Contractor has been placed in a position to discover such Confidential Information by virtue of the trust and confidence reposed in the Contractor by the Company. The Contractor understands that the Company wishes to contract for the Contractor’s Services only if in doing so it can protect its Confidential Information and goodwill. The Contractor understands and agrees that at all times the Confidential Information is owned solely and exclusively by the Company. The Contractor also understands and agrees that it is essential to protect the Confidential Information from unauthorized disclosure or misappropriation. The Contractor agrees to hold all such Confidential Information in trust and confidence for the Company’s sole benefit and use. The Contractor understands and agrees that his/her duties and obligations under this Section of this Agreement shall survive the termination of this Agreement or of his or her relationship with the Company. The Contractor agrees that, at all times during and after the termination of this Agreement and/or the Contractor’s relationship with the Company, the Contractor will not directly or indirectly use any of the Confidential Information for the direct or indirect benefit of any other person or entity, including but not limited to the Contractor or any other person or entity to whom the Contractor provides services on an independent contractor or employee basis now or in the future. The Contractor agrees that, at all times during and after the termination of this Agreement and/or the Contractor’s relationship with the Company, the Contractor will not disclose any of the Confidential Information to any other person or entity, including but not Docusign Envelope ID: BE88A6B7-067F-486F-802F-18F1BE09018A

INDEPENDENT CONTRACTOR AGREEMENT 3 limited to any other person or entity to whom the Contractor provides services on an independent contractor or employee basis now or in the future, unless the Contractor first obtains the written consent of the President of the Company to make such disclosure or use, or until such Confidential Information has become a matter of public knowledge through lawful and proper means. The Contractor also agrees that at all times during and after the termination of this Agreement and/or the Contractor’s relationship with the Company, the Contractor will not directly or indirectly use any Confidential Information for the purpose of directly or indirectly contacting or soliciting the Company’s customers, whether for the Contractor’s own benefit or the benefit of another person or entity, including but not limited to any other person or entity to whom the Contractor provides services on an independent contractor or employee basis now or in the future. The Contractor further agrees that at all times during and after the termination of this Agreement and/or the Contractor’s relationship with the Company, the Contractor will not use any of the Confidential Information, including but not limited to any Confidential Information about any of the Company’s employees or their compensation, benefits, performance, or status, or about other personnel or employment related matters and agreements, to directly or indirectly solicit or assist any of the employees of the Company to leave the employ of the Company and/or to enter into the employment or service of any other person or entity, including but not limited to the Contractor or any other person or entity to whom the Contractor provides services on an independent contractor or employee basis now or in the future. Further, the Contractor agrees not to assist or aid any other person or entity (including but not limited to any other person or entity to whom the Contractor provides services on an independent contractor or employee basis now or in the future) to solicit for employment or employ any of the Company’s employees, whether for the Contractor’s own benefit or for the benefit of any other person or entity, including but not limited to any other person or entity to whom the Contractor provides services on an independent contractor or employee basis now or in the future. For purposes of this Agreement, “Confidential Information” is defined as all information, and any idea, in whatever form, tangible or intangible, which relates in any manner to the business of the Company, or its employees, customers, vendors, consultants, contractors, business associates, or others with whom the Company does business or has business dealings, or related entities: a. Which was produced by any employee of the Company in the course of his or her employment, or otherwise produced or acquired by or on behalf of the Company; or b. Which is maintained in confidence by the Company; or Docusign Envelope ID: BE88A6B7-067F-486F-802F-18F1BE09018A

INDEPENDENT CONTRACTOR AGREEMENT 4 c. Which gives the Company a competitive advantage over its competitors or others because such information is not generally known to competitors or others; or d. Which is a trade secret as defined by the Uniform Trade Secrets Act, California Civil Code Section 3426.1(d). For purposes of this Agreement, “Confidential Information” includes, but is not limited to: computer software and data, software source codes, BIOS source codes, firmware source codes, and execute files; schematics, BOM, and layout information; information about the Company’s customers and potential customers, including but not limited to customer lists, customer contact information, customer preferences, customer agreements or proposals for agreements, customer account information, or sales account information; information about the Company’s employees and prospective employees, including but not limited to names, addresses, contact information, salary, work history, personal background, education, skills, or work experience; business and financial information, including but not limited to information about income, costs, profits, assets, properties, products, production, operations, distribution, delivery, shipping and handling, software, markets, sales or prospective sales, acquisitions or prospective acquisitions, contracts, proposals, negotiations, operations, customer and/or tenant relations, vendor information, purchasing, payables, receivables, rents, and correspondence; business, marketing, and strategic plans and goals; legal information; quality control information; operating instructions and manuals; training manuals; technical data, research and/or development information, data, plans and strategies; formulas, specifications, techniques, processes and procedures; products; inventions; patent applications and related information; pending projects and proposals; improvements; engineering plans, drawings or other information; testing information; scientific data, processes, formulas, and prototypes; technological data, processes, and prototypes; trade secrets, as defined by the Uniform Trade Secrets Act (California Civil Code Section 3426, et. seq., or any similar State, local, United States or foreign law; or any other information not generally known to or made available to the general public or the Company’s competitors. The Confidential Information does not include, and is expressly distinguished from, general information and knowledge of a non-confidential nature which is inherently available in any employment. The Contractor acknowledges that a breach of any material provision of this Section will cause irreparable injury to the Company. Therefore, the Contractor agrees that an injunction may be obtained restraining such breach as a matter of course in any action instituted for that purpose, without limitation on any other or additional remedies which the Company may seek against the Contractor. This Section shall survive the termination of this Agreement for any reason. 5. Disclosure and Ownership of Inventions. a. The Contractor agrees that any and all ideas, improvements, inventions and works of authorship which are solely or jointly conceived, designed, developed, written, Docusign Envelope ID: BE88A6B7-067F-486F-802F-18F1BE09018A

INDEPENDENT CONTRACTOR AGREEMENT 5 created or first reduced to practice, in the performance of work under this Agreement shall be the sole and exclusive property of the Company and the Contractor hereby assigns to the Company all right, title and interest in and to any and all such ideas, improvements, inventions and works of authorship (“the Inventions”). The Contractor agrees to fully and promptly disclose to the Company any and all such Inventions, whether or not conceived, designed, developed, written, created or first reduced to practice during the hours or days while the Contractor is providing Services to the Company. The Contractor understands that any such disclosure shall be received in confidence and shall be reviewed by the Company to determine such issues as may arise concerning the right, title and interest to any such Invention. b. The Contractor agrees that any and all right, title and interest in and to any and all Inventions described in subsection (a) above shall be the sole and exclusive property of the Company, subject to the limitations set forth in subsection (c) below, and that upon request, the Contractor will assign to the Company all the Contractor’s right, title and interest therein. c. Notwithstanding the above, no provision in this Agreement is intended to require assignment of any of the Contractor’s rights in any Invention where all of the following apply: 1. The Invention was developed entirely on the Contractor’s own time without using the Company’s equipment, supplies, facilities, or trade secret information; and 2. The Invention does not relate at the time of conception or reduction to practice of the invention to the Company’s business, or actual or demonstrably anticipated research or development; and 3. The Invention does not result from any work performed by the Contractor for the Company. d. The Contractor agrees to execute any documents necessary to evidence the Company’s right, title and interest in any and all Inventions described in subsection (a) above, subject only to the limitation contained in subsection (c) above. In the event the Company is unable, for any reason whatsoever, to secure the Contractor’s signature to any document necessary to apply for protection of, or to enforce any action with respect to, patent, copyright, trademark or other proprietary rights relating to the any such Invention, the Contractor hereby irrevocably designates and appoints the Company, and its duly authorized officers and agents, as the Contractor’s agent and attorney in fact, whose power is coupled with an interest, to act for and in the Contractor’s behalf and stead, to execute such documents and to do all other lawfully permitted acts to protect the Company’s right, title and interest in any such patent, copyright, trademark or other proprietary right, with the same legal force and effect as if executed by the Contractor. e. This Agreement shall not embrace or include any inventions, patents, copyrights, trademarks or other proprietary rights owned or controlled either jointly or separately by the Docusign Envelope ID: BE88A6B7-067F-486F-802F-18F1BE09018A

INDEPENDENT CONTRACTOR AGREEMENT 6 Contractor prior to the time of the Contractor’s employment by the Company and which are exempt from this Agreement under subsection (c) above (“Preexisting Rights”). The Contractor agrees to provide the Company with a disclosure, in writing, of all such Preexisting Rights within ten days of the Effective Date of this Agreement (“the Preexisting Rights Disclosure Statement”). f. The Contractor hereby irrevocably assigns to the Company any and all right, title and interest which the Contractor may have in any Invention, patent, copyright, trademark or other proprietary right which is not disclosed on the Preexisting Rights Disclosure Statement (“the Non-Disclosed Preexisting Rights”), including all such Non-Disclosed Preexisting Rights which the Contractor may claim to have owned or controlled either jointly or separately prior to the Effective Date of this Agreement and/or the Contractor’s relationship with the Company; provided that the foregoing shall not apply to any invention covered by subsection (c) above. g. This Section shall survive the termination of this Agreement for any reason. 6. No Conflicting Employment and Business Interests. The Contractor agrees that at all times during this Agreement, he/she will not directly or indirectly provide, engage in, or participate in any other employment, services or business interest, and will not provide any services or assistance to any other person or entity, which is related to or in competition with the business in which the Company is now involved or becomes involved during the term of the Agreement, nor will he/she engage in any other activities that conflict with his/her duties and obligations to, or the interests of, the Company. Furthermore, the Contractor agrees that at all times during and after the termination of this Agreement, he/she will not disclose or misuse any confidential or trade secret information belonging to any other person, including an existing and/or prior employer(s). 7. Anti-Corruption/Non-Solicitation. The Contractor shall not participate in any corrupt practices in relation to this Agreement or during the performance and course of Contractor’s Job Duties. Corruption should be defined to include, but not limited to, bribery, extortion, fraud, deception, collusion, cartels, abuse of power, embezzlement, trading in influence, money laundering, and any similar criminal activity. The Contractor agrees that during the term of the Agreement and for a period of twenty-four (24) months immediately following the termination thereof for any reason, whether with or without cause, Contractor shall not either directly or indirectly solicit, induce, recruit, or encourage any of the Company’s employees or other contractors to terminate their relationship with the Company, or take away, hire, or otherwise engage the services of such employees or other consultants, or attempt to solicit, induce, recruit, encourage, or take away employees or other consultants of the Company, whether for the Contractor or for any other person or entity. 8. Entry To Company Facilities. The Contractor understands and agrees that he/she is expressly prohibited from entering any Company facility(ies) and/or area(s) except Docusign Envelope ID: BE88A6B7-067F-486F-802F-18F1BE09018A

INDEPENDENT CONTRACTOR AGREEMENT 7 with an authorized Company escort. Any failure to adhere to this prohibition shall constitute a material breach of this Agreement. 9. Export Law Compliance. The Contractor agrees not to export, directly or indirectly, any U.S. source technical data acquired from the Company, or any products utilizing such data, to any country or countries outside the United States to which such export may be in violation of any applicable export laws and/or regulations of the United States. Nothing in this section releases the Contractor from any obligation stated elsewhere in this Agreement not to disclose such data. This Section shall survive the termination of this Agreement for any reason. 10. Independent Contractor Relationship. By this Agreement; the parties intend to create an independent contractor relationship. The parties do not intend to create a partnership, agency relationship, joint venture, employer-employee, or any other relationship other than that of independent contractor and principal. Neither party shall have the right to bind the other by contract or otherwise, except as specifically provided by this Agreement. The Contractor is not an employee of, and does not wish to create an employment relationship with, the Company. The Contractor and the Contractor’s employees, if any, are not entitled to any benefits from the Company which are normally and customarily associated with an employment relationship, such as health, dental, life and other insurance benefits, retirement benefits, workers’ compensation insurance benefits, disability insurance benefits, vacations, holidays, sick leave, leaves of absence, overtime pay, pension or profit sharing, social benefits or insurance, or State, local, United States or foreign income tax deductions or withholdings or other employment tax or benefit withholdings and contributions (such as, social security, disability insurance and unemployment insurance benefits, other government insurance or benefits programs, etc.). The Contractor is solely responsible for, and shall file tax returns and pay, any and all State, local, United States and foreign taxes, including but not limited contributions for social security, disability insurance, unemployment insurance benefits or other government insurance or benefit programs, which are required to be filed or paid on any and all amounts earned by or paid to the Contractor by the Company. a. The Contractor’s Discretion and Control: The Contractor shall determine, based on his or her own independent judgment, skill and experience, all matters related to the methods and means of performing the Services which are the subject of this Agreement. The Contractor is free to decide when, how and where to provide the Services. The Company is not obligated to allow the Contractor to use, and the Contractor is not required to use, any facilities or equipment of the Company to provide the Services. The Company is only interested in the accomplishment of the end results of the Contractor’s Services and is not interested in, and does not have any right to control, the manner or means of the Contractor’s performance of Services contracted for under this Agreement. b. The Contractor’s Employees and Subcontractors: The Contractor reserves the right to hire employees or to subcontract with other independent contractors to assist the Contractor in the performance of the Services under this Agreement. However, the Contractor shall not disclose any Confidential Information to any of his/her/its employees or contractors Docusign Envelope ID: BE88A6B7-067F-486F-802F-18F1BE09018A

INDEPENDENT CONTRACTOR AGREEMENT 8 without the Company’s prior written consent. The Contractor shall be solely responsible to direct and control the hiring, contracting for, firing, disciplining, supervising, directing, assigning, establishing wages, hours and working conditions, paying wages, and adjusting grievances of its employees and subcontractors. The Company shall not have any right to direct or control the Contractor’s employees or subcontractors. Hiring employees or subcontracting to another independent contractor shall not in any way affect the Contractor’ obligations under this Agreement. The Contractor is solely responsible for any and all costs and expenses incurred by the Contractor with regard to the Contractor’s employees or subcontractors related to the performance of Services under this Agreement. The Contractor shall comply with all State, local, United States and foreign laws, regulations or rules of any kind which are applicable to the Contractor’s employees or subcontractors, including but not limited to workers’ compensation insurance coverage and State, local, United States and foreign income tax deductions and withholdings or other employment tax or benefit withholdings and contributions (such as, social security, State disability insurance and unemployment insurance benefits, other government insurance or benefits programs, etc.). The Company shall have the right to require the Contractor to provide proof of workers compensation insurance coverage. 11. Limitation on Authority. Neither party shall have the right to bind the other by contract or otherwise, except as specifically provided by this Agreement. The Contractor shall have no authority to sign any document on behalf of the Company, or to commit the Company in any manner whatsoever, without the prior written authorization of the Company. This Agreement shall not be construed as a power of attorney. The Contractor shall not hold himself out to the public, to customers or to others as an employee or agent of the Company. When engaged in performing services under this Agreement, the Contractor may hold him/her/itself out as an independent contractor consultant with whom the Company has contracted to perform the Services. 12. Indemnification/Release. The Contractor agrees to take all necessary precautions to prevent injury to any persons (including employees of the Company) or damage to Company property and shall indemnify, defend and hold harmless the Company and its subsidiaries and related entities, and their shareholders, officers, agents, directors and employees, and all others related to them, and each of them, against any claim, loss, judgment, expense (including reasonable attorneys’ and expert witnesses’ fees and costs) and injury to person or property (including death) resulting in any way from any act, omission or negligence on the part of the Contractor in the performance or failure to perform the Contractor’s Services under this Agreement, excepting only those losses which are due solely and directly to the Company’s gross negligence. 13. Termination. a. This Agreement shall terminate automatically, without notice, immediately upon the completion of the Services. b. This Agreement may be terminated by the Company upon the Contractor’s declaration of bankruptcy, insolvency, or assignment for the benefit of creditors, or upon the Docusign Envelope ID: BE88A6B7-067F-486F-802F-18F1BE09018A

INDEPENDENT CONTRACTOR AGREEMENT 9 Contractor’s disability or other circumstance which prevents the Contractor from performing the Services, or upon the Contractor’s death. c. This Agreement may also be terminated by either party by providing 30 days’ advance written notice of the intent to terminate this Agreement. Such notice shall be sent to the Contractor’s address on Exhibit A or to the Company at 980 Rock Ave, San Jose, CA 95131. d. Upon termination of the Agreement for any reason, the Company’s sole duty and obligation shall be to pay the Contractor any Fees or Incentive Bonus, as the case may be, which have been earned on or before the termination date, and to reimburse the Contractor for any Authorized Expenses which the Contractor has incurred on or before the termination date. e. On the termination date, or as soon thereafter as is reasonably possible, the Contractor shall provide the Company with an invoice for any earned Fees for which the Contractor seeks payment and for any Authorized Expenses for which the Contractor seeks reimbursement, along with appropriate supporting documentation for each of the claimed Fees and/or Authorized Expenses. f. On the termination date, or as soon thereafter as is reasonably possible, the Contractor shall return to the Company any and all of the Company’s property in the Contractor’s possession, custody or control, including without limitation any and all records, information, and data, however stored, and all copies thereof. 14. Compliance With Applicable Laws. The Contractor warrants that all material supplied and work performed under this Agreement complies with or will comply with all applicable State, local, United States and foreign laws, regulations and rules of any kind. 15. Legal And Equitable Remedies. The Contractor hereby acknowledges and agrees that in the event of any breach of this Agreement by the Contractor, including but not limited to the actual or threatened disclosure of Confidential Information in violation of this Agreement, the Company will suffer an irreparable injury, such that no remedy at law will afford it adequate protection against, or appropriate compensation for, such injury. Accordingly, the Contractor hereby agrees that the Company shall be entitled to injunctive relief and specific performance of the Contractor’s obligations under this Agreement, as well as such further relief as may be granted by a court of competent jurisdiction. 16. Choice of Law, Forum Selection, and Consent to Jurisdiction. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California. The Contractor and the Company, and each of them, agree that any suit, action, proceeding or litigation to interpret, for breach of, or to enforce this Agreement shall be brought and prosecuted exclusively in the Superior Court of the State of California in and for the County of Santa Clara or in the United States District Court for the Northern District of California. The Contractor and the Company, and each of them, consent and submit to the personal and subject matter jurisdiction and venue of the Superior Court of the State of California in and for the County of Santa Clara or the United States District Court for the Docusign Envelope ID: BE88A6B7-067F-486F-802F-18F1BE09018A

INDEPENDENT CONTRACTOR AGREEMENT 10 Northern District of California, as the case may be, with respect to any such suit, action, proceeding or litigation. Further, the Contractor and the Company, and each of them, waive any and all rights to object to jurisdiction or venue in the Superior Court of the State of California in and for the County of Santa Clara and the United States District Court for the Northern District of California, including but not limited to conflicts of law principles, or to seek or assert the jurisdiction of or venue in any other court or adjudicative body, that he, she, it or they have or may have under any other State, local, United States or foreign law, regulation or rule. 17. Attorney’s Fees. The prevailing party in any litigation, action or proceeding to interpret, for breach of, or to enforce this Agreement shall be entitled to recover the reasonable attorney’s fees and costs incurred by said party in the prosecution or defense of said action, in addition to any other relief to which said party is otherwise entitled. 18. Severable Provisions. If any term or provision of this Agreement is finally held by a court of competent jurisdiction to be void or unenforceable for any reason, then the same may be severed from this Agreement without affecting the validity or enforceability of the remaining terms or provisions of this Agreement, which shall remain in full force and effect. 19. Headings. The headings used in this Agreement are supplied for the convenience of the reader only and are not intended to add to or change, or aid in the construction or interpretation of, the terms of this Agreement. 20. No Other Agreements. This Agreement is a complete expression of the parties’ agreements with respect to the services described herein and supersedes all prior and contemporaneous agreements, understandings and practices, whether oral or written. This Agreement may not be modified except in a subsequent writing signed and dated by both parties. 21. Modification. This Agreement may not be waived, modified, amended or assigned other than as expressly set forth in a later writing signed and dated by both parties. SUPER MICRO COMPUTER, INC. Dated: _________________ ___________________________________________ Jenny Chan, VP, Global Human Resources Dated: _________________ ___________________________________________ George Kao Docusign Envelope ID: BE88A6B7-067F-486F-802F-18F1BE09018A 12/30/2025 12/31/2025

INDEPENDENT CONTRACTOR AGREEMENT 11 EXHIBIT A Contractor’s Name: George Kao Contractor’s Address: 437 Camille Circle #16, San Jose, CA 95134 The Contractor is independently engaged in the following business: • Sr. Advisor / 800 / Management – General Services to be performed: • Work with the CEO and company management as required to provide a smooth transition. • Advising Supermicro executives and senior management on historical matters that have relevance and assist in the development of plans for the company. • Helping to facilitate the effective enhancement and provision of a wide range of innovative, efficient and effective programs. Identify the related issues that require follow-up or investigation and to offer subject matter expertise to managers. • Provide internal consultation on all other corporate operations related projects. Fee Schedule: There will be a monthly fee for services of US$10,000.00 (Ten thousand US dollars). Service Period: There will be no more than 40 hours of services provided each month. The service period shall start on January 1, 2026 (“Effective Date”), and shall terminate upon the completion of the Services on March 31, 2026 or sooner with a 30-day notice for termination. Authorized Expenses: N/A Docusign Envelope ID: BE88A6B7-067F-486F-802F-18F1BE09018A